                                                                    EXHIBIT 99.1

         LIGHTBRIDGE ANNOUNCES REVISED FOURTH QUARTER AND YEAR END 2004
             FINANCIAL RESULTS IN LIGHT OF RECENT LEASE ACCOUNTING
                              CLARIFICATION BY SEC

    Company Believes the Effect of its Accounting Adjustment is Not Material to its Financial Statements For the Year Ended December 31, 2004

          Financial Statements Contained in 2004 Form 10-K Not Affected

      BURLINGTON, MA - MARCH 17, 2005 - Lightbridge, Inc. (NASDAQ: LTBG), a leading analytics, decisioning and e-commerce company, today reported an adjustment to its previously announced unaudited financial results for the fourth quarter and full year 2004, resulting from a change in accounting for the Company's operating leases.

      In light of views expressed by the Securities and Exchange Commission on February 7, 2005, with respect to accounting for operating leases, the Company recorded a fourth quarter 2004 adjustment related to tenant improvement allowances and rent holidays provided by landlords. The audited financial statements contained in the Company's Form 10-K for the year ended December 31, 2004, which the Company filed today, reflect the change in accounting treatment.

      The adjustment resulted in a cumulative $0.6 million increase in the net loss attributable to prior interim periods in 2004. The impact on the Company's December 31, 2004 consolidated balance sheet was an increase in property and equipment of approximately $3.2 million, and an increase in deferred rent of approximately $3.6 million. The impact on the Company's consolidated statements of cash flows was to increase both "net cash provided by operating activities" and "net cash used in investing activities" by equal amounts of approximately $3.5 million for the fiscal year ended December 31, 2004. The Company believes the effect of the adjustment is not material to the financial statements for the year ended December 31, 2004.

ABOUT LIGHTBRIDGE

      Lightbridge, Inc. (NASDAQ:LTBG) is a leading analytics, decisioning and e-commerce company that businesses trust to manage customer transactions. Lightbridge adds value to fraud screening, credit qualification, payment authorization, billing, and enhanced voice services. Lightbridge solutions leverage intelligent automated systems and human expertise, delivered primarily through the efficiencies and cost savings of an outsourced business model. Businesses around the world use Lightbridge to make smarter decisions, deliver better services, provide secure payments, reduce costs and enhance the lifetime value of their customers. For more information, visit www.lightbridge.com or call 800-LIGHTBR.

                                       ###

CONTACTS:
LYNN RICCI
Investor & Media Relations
Lightbridge, Inc.
781/359-4854
lricci@lightbridge.com

Note to Editors: LIGHTBRIDGE is a registered trademark and the Lightbridge logo is a trademark of Lightbridge, Inc. All other trademarks and registered trademarks are the properties of their respective owners.

FORWARD-LOOKING STATEMENTS

Certain statements in this news release that are not historical facts, including, without limitation, those relating to the Company's belief as to the materiality of the adjustments described herein are forward-looking statements that involve risks and uncertainties. Such statements are based upon the current beliefs and expectations of the management of the Company. Actual results may vary materially from those contained in forward-looking statements based on a number of factors including, without limitation, (i) dependence on a limited number of clients, (ii) the Company's revenue concentration in the wireless telecommunications business and the declining subscriber growth rate in that business, (iii) continuing rapid change in the telecommunications industry, payment processing industry, and other markets in which the Company does business that may affect both the Company and its clients, (iv) current and future economic conditions generally and particularly in the telecommunications and payment processing industry, (v) uncertainties about the Company's ability to execute on, and about the impact on the Company's business and operations of, its objectives, plans or strategies as a result of potential technological, market or competitive factors, or the acquisition of Authorize.Net, (vi) the impact of restructuring and other charges, and lease accounting adjustments on the Company's business and operations, (vii) integration, employee retention, recognition of cost and other benefits and revenue synergies, and other risks associated with acquisitions including the acquisition of Authorize.Net, (viii) the industry risks associated with Authorize.Net's business and operations including, without limitation, illegal or improper uses of Authorize.Net's payment system, unauthorized intrusions and attacks on Authorize.Net's payment system that may impair the operation of its payment systems, changes in or failures to comply with credit card association rules, governmental regulation and the application of existing laws to Authorize.Net's business and dependence on relationships with third party payment processors, (ix) potential state, federal and international regulation of voice conferencing and related compliance and operating costs, regulatory assessments and potential suspensions of service pending compliance with such regulation, and (x) the factors disclosed in the Company's filings with the U.S. Securities and Exchange Commission including, without limitation, its 2004 Annual Report on Form 10-K. The Company undertakes no obligation to update any forward-looking statements.

LIGHTBRIDGE, INC. AND SUBSIDIARIES
UNAUDITED, CONDENSED, CONSOLIDATED INCOME STATEMENT

(IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                         QUARTER ENDED DECEMBER 31,
                                                                   2004                        YEAR ENDED DECEMBER 31, 2004
                                                     -------------------------------         --------------------------------
                                                     AS PREVIOUSLY            AS             AS PREVIOUSLY
                                                        REPORTED           ADJUSTED             REPORTED          AS ADJUSTED
                                                     -------------        ----------         -------------        -----------
Revenues                                               $  32,472           $  32,472           $ 133,055           $ 133,055
                                                       ---------           ---------           ---------           ---------
Cost of revenues                                          16,592              16,882              67,600              67,890
                                                       ---------           ---------           ---------           ---------
Total gross margin                                        15,880              15,590              65,455              65,165
                                                       ---------           ---------           ---------           ---------
Operating expenses:
Engineering and development costs                          6,881               7,074              28,807              29,000
Sales and marketing                                        5,291               5,380              22,452              22,541
General and administrative                                 3,698               3,791              15,894              15,987
Restructuring costs                                        1,722               1,722               4,346               4,346
Impairment of intangible assets                            2,263               2,263               2,263               2,263
Purchased in-process research and development                 --                                     679                 679
Gain on sale of Fraud Centurion assets                    (2,673)             (2,673)             (2,673)             (2,673)
                                                       ---------           ---------           ---------           ---------
Total operating expenses                                  17,182              17,557              71,768              72,143
                                                       ---------           ---------           ---------           ---------
Loss from operations                                      (1,302)             (1,967)             (6,313)             (6,978)
                                                       ---------           ---------           ---------           ---------
Other income, net                                            212                 212               1,185               1,185
                                                       ---------           ---------           ---------           ---------
Loss before taxes                                         (1,090)             (1,755)             (5,128)             (5,793)
Provision for income taxes                                 7,921               7,921               8,351               8,351
                                                       ---------           ---------           ---------           ---------
Net Loss                                               $  (9,011)          $  (9,676)          $ (13,479)          $ (14,144)
                                                       =========           =========           =========           =========
Basic and diluted weighted average shares                 26,504              26,504              26,643              26,643
                                                       =========           =========           =========           =========
Basic and diluted loss per share                       $   (0.34)          $   (0.37)          $   (0.51)          $   (0.53)
                                                       =========           =========           =========           =========

LIGHTBRIDGE, INC. AND SUBSIDIARIES
UNAUDITED SEGMENT FINANCIAL INFORMATION

(IN THOUSANDS, EXCEPT PERCENTAGE AMOUNTS)


                                      QUARTER ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,
                                                 2004                                     2004
                                   -------------------------------           -------------------------------
                                       AS                                        AS
                                   PREVIOUSLY                                PREVIOUSLY               AS
                                    REPORTED            AS ADJUSTED           REPORTED             ADJUSTED
                                   ----------           -----------          ----------           ---------
Revenues:
     TDS                           $  19,279            $  19,279            $  88,297            $  88,297
     Payment Processing                9,859                9,859               26,836               26,836
     INS                               3,334                3,334               17,540               17,540
     Instant Conferencing                 --                   --                  382                  382
                                   ---------            ---------            ---------            ---------
     Total revenues                $  32,472            $  32,472            $ 133,055            $ 133,055
                                   =========            =========            =========            =========

Gross Profit (loss):
     TDS                           $   7,242            $   6,971            $  37,291            $  37,020
     Payment Processing                7,452                7,435               19,597               19,580
     INS                               1,542                1,540                8,792                8,790
     Instant Conferencing               (356)                (356)                (225)                (225)
                                   ---------            ---------            ---------            ---------
     Total gross profit            $  15,880            $  15,590            $  65,455            $  65,165
                                   =========            =========            =========            =========


Gross Profit (loss)%
     TDS                                37.6%                36.2%                42.2%                41.9%
     Payment Processing                 75.6%                75.4%                73.0%                73.0%
     INS                                46.3%                46.2%                50.1%                50.1%
     Instant Conferencing                N/A                  N/A               -58.9%               -58.9%
                                   ---------            ---------            ---------            ---------
Total gross profit %                    48.9%                48.0%                49.2%                49.0%
                                   =========            =========            =========            =========

LIGHTBRIDGE, INC. AND SUBSIDIARIES
UNAUDITED, CONDENSED, CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)





                                                             DECEMBER 31, 2004
                                                     --------------------------------
                                                     AS PREVIOUSLY
                                                        REPORTED          AS ADJUSTED
                                                     -------------        -----------
                 ASSETS

Current assets:
     Cash and cash equivalents                         $  39,636           $  39,636
     Short-term investments                               12,589              12,589
                                                       ---------           ---------
             Total cash and short term
               investments                                52,225              52,225

     Accounts receivable, net                             18,940              18,940
     Deferred tax assets                                      --                  --
     Other current assets                                  3,238               3,132
                                                       ---------           ---------
          Total current assets                            74,403              74,297

Property and equipment, net                               13,752              16,978
Deferred tax assets                                           --                  --
Other assets, net                                            336                 336
Goodwill                                                  57,628              57,628
Intangible assets, net                                    21,247              21,247
                                                       ---------           ---------
Total assets                                           $ 167,366           $ 170,486
                                                       =========           =========

   LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable and accrued liabilities          $  16,364           $  16,486
     Deferred rent obligation                                 --               1,592
     Deferred revenues                                     3,681               3,681
     Funds due to merchants                                5,558               5,558
     Reserve for restructuring                             3,383               3,383
                                                       ---------           ---------
          Total current liabilities                       28,986              30,700
Deferred rent, less current portion                           --               2,709
Other long-term liabilities                                  787                 149
                                                       ---------           ---------
          Total liabilities                               29,773              33,558
                                                       ---------           ---------

Commitments and contingencies

Stockholders' equity:
     Common stock                                            299                 300
     Additional paid-in capital                          167,466             167,465
     Warrants                                                206                 206
     Currency Translation                                   (184)               (184)
     Retained earnings                                    (9,407)            (10,072)
                                                       ---------           ---------
          Total                                          158,380             157,715
     Less:  treasury stock, at cost                      (20,787)            (20,787)
                                                       ---------           ---------
          Total stockholders' equity                     137,593             136,928
                                                       ---------           ---------

Total liabilities and stockholders' equity             $ 167,366           $ 170,486
                                                       =========           =========